                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 1, 2002



                       ALTERNATE MARKETING NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                        0-26624                        38-2841197
(State of other jurisdiction        (Commission File No.)        (IRS Employer Identification
      of incorporation)                                                    Number)


              ONE IONIA SW, SUITE 520, GRAND RAPIDS, MICHIGAN 49503
               (Address of principal executive offices) (Zip Code)

                                 (616) 235-0698
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
      (Former name, former address and former fiscal year, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      General. On May 31, 2002, Alternate Marketing Networks, Inc., a Michigan corporation ("OLD ALTM"), Alternate Marketing Networks, Inc., a Delaware corporation and wholly-owned subsidiary of Old ALTM (the "COMPANY"), ALTM Combination Co., a Delaware corporation ("COMBINATION SUB"), Hencie, Inc., a Delaware corporation ("HENCIE"), Adil Khan, an individual ("KHAN"), and certain other stockholders of Hencie (the "STOCKHOLDERS") entered into an Amended and Restated Agreement and Plan of Reorganization (the "AGREEMENT"). The Agreement provides for the acquisition by the Company of approximately 80% of the outstanding shares of common stock of Hencie from Khan and the Stockholders ("INITIAL ACQUISITION"), followed by a subsequent acquisition of the remaining shares of common stock of Hencie at any time between the six and twelve month anniversaries of the Initial Acquisition by means of a merger of Combination Sub with and into Hencie (the "SUBSEQUENT MERGER"). The Initial Acquisition was completed on August 1, 2002.

      Simultaneously with the completion of the Initial Acquisition and in accordance with the terms of the Agreement, Old ALTM merged with and into with and into the Company in order to change its state of incorporation from Michigan to Delaware (the "REINCORPORATION MERGER"). As a result of the Reincorporation Merger, the Company now conducts the business and operations of Old ALTM. Except as set forth below under "Officer and Director Changes," the officers and directors of the Company are identical to the officers and directors of Old ALTM.

      Consideration. As consideration for the Initial Acquisition, each Stockholder received one share of common stock of the Company for every 3.563 shares of Hencie common stock owned by such Stockholder. The Company issued an aggregate of 3,982,323 shares of common stock of the Company in exchange for approximately 80% of the common stock of Hencie. In connection with the Reincorporation Merger, each stockholder of Old ALTM received one share of common stock of the Company in exchange for each share of common stock of Old ALTM owned by such stockholder. As of August 1, 2002, 8,802,028 shares of common stock of the Company were issued and outstanding.

      Purchased Business. Hencie is a Dallas, Texas based solutions and applications provider for a broad range of clients and industry segments. Hencie focuses on Oracle software applications and database management solutions. For the year ended December 31, 2001, Hencie had net sales of approximately $12 million.

      Subsequent Merger. Pursuant to the Agreement, the Company will cause Combination Sub to merge with and into Hencie at any time between the six and twelve month anniversaries of the Initial Acquisition. Hencie will become a wholly-owned subsidiary of the Company as a result of the Subsequent Merger. Holders of shares of Hencie common stock at the time of the Subsequent Merger will also receive (subject to certain anti-dilution adjustments) one share of common stock of the Company for every 3.563 shares of Hencie common stock that they own. Any Hencie stockholder that properly exercises dissenter's rights will receive payments as set forth in Section 262 of the General Corporation Law of the State of Delaware. At the time of the


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

Subsequent Merger, all outstanding options, warrants, and other rights to purchase shares of Hencie capital stock will be exchanged for similar rights to purchase shares of capital stock of the Company in accordance with the terms of the Agreement.

      Director and Officer Changes. In connection with the Initial Acquisition and the Reincorporation Merger, Louis Sito and Stan Henry resigned from the board of directors of Old ALTM. Effective August 1, 2002, Phillip D. Miller ("MILLER") resigned as the Company's Chief Executive Officer and Khan was appointed as his replacement. Miller continues to serve as the Company's Chairman of the Board. Khan was also elected as a director of the Company. In accordance with the terms of the Agreement, Khan may nominate one additional director to serve on the Company's board of directors.

      Representations and Warranties. The Agreement contains various representations and warranties customary for acquisition and merger transactions of this type. The representations and warranties address various matters, including, without limitation, the authorization of the Agreement, the capitalization of certain entities, financial statements and accounting matters, required consents, power and authority, litigation, compliance with laws, taxes, title to properties, insurance, employee and benefit plan matters, intellectual property rights and software matters, accuracy of the information supplied to other parties to the Agreement, absence of changes and undisclosed liabilities, filings with the Securities and Exchange Commission (the "SEC'), securities law matters and the ownership of the common stock of Hencie by the Stockholders.

      Covenants. The Purchase Agreement contains various pre-closing and post-closing covenants customary for acquisition and merger transactions of this type.

      Indemnification. Generally, the representations and warranties made in the Agreement survive for a period of two years from the date of the Initial Acquisition and the Reincorporation Merger, although certain representations and warranties relating to the Subsequent Merger contain longer survival periods. The Agreement provides that Khan will indemnify the Company, its subsidiaries and certain of their affiliates for selected breaches, actions or other claims, including certain tax disputes with the Internal Revenue Service. The indemnities made by Khan are subject to a deductible of $150,000 and a maximum of $750,000.

      Employment Agreements and Option. Contemporaneously with the Initial Acquisition and the Reincorporation Merger, the Company entered an employment agreement with Khan. This agreement provides for an employment term of three years and annual base salaries ranging from approximately $177,000 to $200,000, as well as various employment benefits, perquisites and non-competition provisions that are typically contained in executive employment agreements. The employment agreement also provides for a severance payment equal to at least two times Khan's then current base salary in the event of a change of control, a breach by the Company of certain provisions of the employment agreement, or termination of Khan without cause. Additionally, Khan was granted an option to purchase up to 280,593 shares of the Company's common stock at an exercise price per share equal to the market price of the Company's common stock on the applicable exercise date. This stock option vests in its entirety on the earlier to occur of (a) the satisfaction of certain financial performance goals, (b) the termination of Khan as Chief Executive Officer of the Company without cause, (c) the permanent disability of Khan, or
(d) a change of control of the Company.

      The Company also amended certain terms and provisions of the employment agreement with Miller to extend the term of employment, establish the position and duties of Miller with the Company, and provide for termination without cause along with a severance payment equal to one times Miller's then current base salary in addition to any accrued bonuses.

      The Company also amended certain terms and provisions of the employment agreement with Sandra J. Smith ("SMITH") to establish the position and duties of Smith with the Company, and provide for an award of 50,000 shares of common stock of the Company upon closing of the Initial Acquisition.

      Registration Rights Agreement. Simultaneously with the Initial Acquisition and the Reincorporation Merger, the Company entered into a registration rights agreement with Khan, the Stockholders, and the former directors and officers of Old ALTM (collectively, the "HOLDERS"). If the Company files a registration statement on Forms S-1, S-2, or S-3 with the SEC to register the sale of equity securities for cash under the Securities Act of 1933, as amended (the "SECURITIES ACT"), the registration rights agreement allows the Holders to request that the Company also register the resale of certain shares of common stock that the Holders then own under the Securities Act. The registration rights agreement also contains various terms, covenants, conditions, and obligations that are customary for an agreement of this type.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

      As stated above, Old ALTM was merged with and into the Company on August 1, 2002, with the Company surviving the merger. In connection with the Reincorporation Merger, each share of the outstanding common stock of Old ALTM was exchanged for one share of common stock of the Company. Accordingly, the common stock of the Company is deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") by virtue of Rule 12g-3(a) promulgated by the SEC pursuant to the Exchange Act.

      At the meeting of the stockholders of OLD ALTM on July 23, 2002, the stockholders of Old ALTM approved the Agreement and the transaction contemplated thereby casting 3,425,534 votes in favor of approval, 129,478 votes against, and 1,782 votes abstaining. At the meeting, the stockholders also approved the amendment to the 1995 Long-Term Incentive and Stock Option Plan casting 4,250,110 votes in favor of approval, 2,070 votes against, and 3,550 votes abstaining.


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

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements.

      As permitted by Form 8-K, the required historical financial statements of Hencie will be filed by amendment to this Form 8-K no later than October 14, 2002.

      (b) Pro Forma Financial Information.

      As permitted by Form 8-K, the required pro forma financial information regarding the acquisition of Hencie will be filed by amendment to this Form 8-K no later than October 14, 2002.

      (c) Exhibits.

Exhibit No.            Description
-----------            -----------
2.1         Amended and Restated Agreement and Plan of Reorganization, dated as of May 31, 2002, by and among Alternate Marketing Networks, Inc., a
            Michigan corporation, Alternate Marketing Networks, Inc., a Delaware corporation, ALTM Combination Co., a Delaware corporation, Hencie,
            Inc., a Delaware corporation, Adil Khan and certain stockholders of
            Hencie, Inc. (filed as Appendix A to the proxy statement of
            Alternate Marketing Networks, Inc., a Michigan corporation, dated as of July 23, 2002, filed with the Securities and Exchange Commission as of June 16, 2002, and incorporated herein by reference)

4.1         Amended and Restated Certificate of Incorporation of Alternate
            Marketing Networks, Inc., a Delaware corporation, dated as of July
            26, 2002

4.2         Amended and Restated Bylaws of Alternate Marketing Networks, Inc., a
            Delaware corporation, dated as of July 26, 2002

4.3         Registration Rights Agreement, dated as of August 1, 2002, by and among Alternate Marketing Networks, Inc., a Delaware corporation, certain stockholders of Hencie, Inc., a Delaware corporation, and the officers and directors of Alternate Marketing Networks, Inc.
            (filed as an exhibit to the Schedule 13D of Adil Khan, dated and filed with the Securities and Exchange Commission as of August 13,
            2002)

4.4         Option Agreement, dated August 1, 2002, by and between Alternate
            Marketing Networks, Inc., a Delaware corporation, and Adil Khan
            (filed as an exhibit to the Schedule 13D of Adil Khan, dated and filed with the Securities and Exchange Commission as of August 13,
            2002)

99.1 Employment Agreement, effective as of August 1, 2002, by and between Alternate Marketing Networks, Inc., a Delaware corporation, and Adil
            Khan

99.2        Second Addendum to Employment Agreement, effective as of August 1,
            2002, by and between Alternate Marketing Networks, Inc., a Delaware corporation, and Phillip D. Miller

99.3 Addendum to Employment Agreement, effective as of August 1, 2002, by and between Alternate Marketing Networks, Inc., a Delaware corporation, and Sandra J. Smith

99.4 Certificate of Merger, effective as of August 1, 2002, as filed with the Secretary of State of Delaware

99.5 Certificate of Merger, effective as of August 1, 2002, as filed with the Secretary of State of Michigan

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 14, 2002.

                                        ALTERNATE MARKETING NETWORKS, INC.


                                        By:    /s/ PHILLIP D. MILLER
                                               ---------------------------------
                                        Name:  Phillip D. Miller
                                        Title: Chairman

                                  EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

2.1 Amended and Restated Agreement and Plan of Reorganization, dated as of May 31, 2002, by and among Alternate Marketing Networks, Inc., a
            Michigan corporation, Alternate Marketing Networks, Inc., a Delaware corporation, ALTM Combination Co., a Delaware corporation, Hencie,
            Inc., a Delaware corporation, Adil Khan and certain stockholders of Hencie, Inc. (filed as Appendix A to the proxy statement of Alternate Marketing Networks, Inc., a Michigan corporation, dated as of July 23, 2002, filed with the Securities and Exchange Commission as of June 16, 2002, and incorporated herein by reference)

4.1         Amended and Restated Certificate of Incorporation of Alternate
            Marketing Networks, Inc., a Delaware corporation, dated as of July
            26, 2002

4.2         Amended and Restated Bylaws of Alternate Marketing Networks, Inc., a
            Delaware corporation, dated as of July 26, 2002

4.3         Registration Rights Agreement, dated as of August 1, 2002, by and among Alternate Marketing Networks, Inc., a Delaware corporation, certain stockholders of Hencie, Inc., a Delaware corporation, and the officers and directors of Alternate Marketing Networks, Inc.
            (filed as an exhibit to the Schedule 13D of Adil Khan, dated and filed with the Securities and Exchange Commission as of August 13,
            2002)

4.4         Option Agreement, dated August 1, 2002, by and between Alternate
            Marketing Networks, Inc., a Delaware corporation, and Adil Khan
            (filed as an exhibit to the Schedule 13D of Adil Khan, dated and filed with the Securities and Exchange Commission as of August 13,
            2002)

99.1 Employment Agreement, effective as of August 1, 2002, by and between Alternate Marketing Networks, Inc., a Delaware corporation, and Adil
            Khan

99.2        Second Addendum to Employment Agreement, effective as of August 1,
            2002, by and between Alternate Marketing Networks, Inc., a Delaware corporation, and Phillip D. Miller


99.3 Addendum to Employment Agreement, effective as of August 1, 2002, by and between Alternate Marketing Networks, Inc., a Delaware corporation, and Sandra J. Smith

99.4 Certificate of Merger, effective as of August 1, 2002, as filed with the Secretary of State of Delaware

99.5 Certificate of Merger, effective as of August 1, 2002, as filed with the Secretary of State of Michigan


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